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Exhibit 10.64

AMENDMENT NUMBER FOUR TO
LOAN AND SECURITY AGREEMENT

    THIS AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT (this "Amendment"), is entered into as of July   , 2001, between FOOTHILL CAPITAL CORPORATION, a California corporation, ("Foothill"), and NETWORK COMPUTING DEVICES, INC., a Delaware corporation ("Borrower"), with reference to the following facts:

    WHEREAS, Foothill and Borrower are parties to that certain Loan and Security Agreement, dated as of March 30, 2000 (as amended, restated, or modified from time to time, the "Agreement");

    WHEREAS, Borrower has requested that Foothill, make certain changes to the Agreement; and

    WHEREAS, Foothill is willing to consent to these certain changes and take other actions with respect to the Agreement, all on the terms and conditions set forth herein.

    NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

1.  Defined Terms.  All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

2.  Amendments to the Agreement.

    Section 1.1 of the Agreement hereby is amended by adding or amending and restating, as applicable, the following defined terms in the proper alphabetical order:

    "Fourth Amendment" means that certain Amendment Number Four to Loan and Security Agreement, dated as of July  , 2001, between Borrower and Foothill.

    "Fourth Amendment Closing Date" means the date that all conditions set forth in Section 5 of the Fourth Amendment have been satisfied.

    "Fourth Amendment Fee" has the meaning ascribed thereto in Section 4 of the Fourth Amendment.

    "Maximum Amount" means $3,500,000.

3.  Representations and Warranties.  Borrower hereby represents and warrants to Foothill that:

    (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected,

    (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms, and

    (c) this Amendment has been duly executed and delivered by Borrower.

4.  Amendment Fee.  Borrower shall pay to Foothill an amendment fee of $25,000 (the "Fourth Amendment Fee"), which fee shall be fully earned as of the effectiveness of this Amendment.

5.  Conditions Precedent to Amendment.  The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment:

    (a) Foothill shall have received the reaffirmation and consent attached hereto as Exhibit A, duly executed and delivered by an authorized officer of each Guarantor;

    (b) The representations and warranties in this Amendment, the Agreement as amended by this Amendment and any other amendments thereto, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

    (c) No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

    (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or Foothill; and

    (e) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

6.  Waiver and Notice.

    (a) For the period beginning on the date hereof and ending on July 27, 2001, Foothill shall waive the Event of Default existing as of July 20, 2001 and listed on Exhibit B hereto.

    (b) Notwithstanding previous practice under the Agreement, Foothill hereby notifies Borrower that after July 27, 2001, Foothill shall strictly adhere to Section 2.5 of the Agreement and shall, in accordance with the terms of the Agreement, exercise any rights and remedies arising in connection therewith. It hereby is understood and agreed that any failure by Foothill prior to such date to strictly adhere to Section 2.5 of the Agreement or to exercise its rights or remedies in connection therewith, including but not limited to any rights or remedies available to Foothill pursuant to Section 9 of the Agreement, shall not be construed as a waiver or forbearance of any of Lender's rights, remedies, and powers against Borrower or the Collateral or a waiver of any Default or Events of Default after such date.

7.  Miscellaneous.

    (a) Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

    (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

    (c) This Amendment shall be governed by and construed in accordance with the laws of the State of California.

    (d) This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NETWORK COMPUTING DEVICES, INC., a Delaware corporation
By:
Name:
Title:
FOOTHILL CAPITAL CORPORATION, a California corporation
By:
Name:
Title:

Exhibit A

REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Four to Loan and Security Agreement, dated as of July   , 2001 (the "Amendment"). The undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment and to the transactions described therein; (c) acknowledges and reaffirms its obligations owing to Foothill under the Guaranty and any other Loan Documents to which it is a party; and (d) agrees that each of the Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

AUSTRALIA, NETWORK COMPUTING DEVICES (BENELUX) B.V., a company organized under the laws of The Netherlands
By:
Name:
Title:
NETWORK COMPUTING DEVICES (CANADA), INC., a corporation organized under the laws of Canada
By:
Name:
Title:

NETWORK COMPUTING DEVICES (FRANCE) S.A.R.L., a company organized under the laws of France
By:
Name:
Title:
NETWORK COMPUTING DEVICES, GMBH, a company organized under the laws of Germany
By:
Name:
Title:
NCD GRAPHIC SOFTWARE CORPORATION, an Oregon corporation
By:
Name:
Title:
NETWORK COMPUTING DEVICES (FSC), INC., a Guam corporation
By:
Name:
Title:
NCD ACQUISITION CORP., an Indiana corporation
By:
Name:
Title:
NETWORK COMPUTING DEVICES (UK), LTD., a company organized under the laws of England
By:
Name:
Title:

NETWORK COMPUTING DEVICES SCANDINAVIA AB, a company organized under the laws of Sweden
By:
Name:
Title:

EXHIBIT B

Waiver

    The amount of Obligations owed by Borrower to Foothill pursuant to Section 2.1 is greater than the limitations set forth in Section 2.1 and, pursuant to Section 2.5, constitutes an Overadvance as of July 20, 2001. Borrower has failed to immediately pay to Foothill, in cash, the amount of the excess constituting an Overadvance. This failure is in violation of Section 2.5 of the Agreement and constitutes an Event of Default under Section 8.3 of the Agreement.

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AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT
Exhibit A
EXHIBIT B